VESSELS, NET (Tables)	12 Months Ended
Dec. 31, 2018
VESSELS, NET [Abstract]
Vessels, Net
The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All Figures in USD ‘000	2018	2017
Vessels	404,324	404,377
Drydocking	4,379	2,179
Engine Overhaul	5,246	3,737
Total	413,949	410,293
Less Accumulated Depreciation	76,956	59,658
Less impairment of vessels	160,079	-
Vessels, Net	176,914	350,635

Charter Rates, Company Specified Achieved Rates and Historical Market Rates
The table below indicates the (1) charter rates applied in our impairment assessment, (2) company-specific achieved rates and (3) historical market rates for the North Sea, obtained from an external party.

	Rates used (1)				Achieved rates (2)		Market rates (3)
$ per day	First year	Second year	Third year	Thereafter	2018	2017	2004- 2018	2009- 2018
Rates	$9,523	$9,523	$13,067	$17,423	$$12,470	$10,784	$19,582	$14,874
Utilization	62%	62%	75%	84.6%	60%	65%	87%	82%